UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 31, 2007
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey		07004

(Address of Principal Executive Offices)		(Zip Code)
(973) 882-9000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 31, 2007, Covanta Holding Corporation (the “Company”) completed an offering of $373.75 million aggregate of principal amount of 1.00% Senior Convertible Debentures due 2027 (the “Debentures”). The offering of the Debentures was made pursuant to the Company’s Prospectus Supplement dated January 25, 2007 to the Prospectus dated January 19, 2007 on its Registration Statement on Form S-3 (Reg. No. 333-140082) filed by the Company with the Securities and Exchange Commission on January 19, 2007. The Debentures are governed by and were issued pursuant to the Indenture (the “Indenture”) dated as of January 18, 2007 between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of January 31, 2007 (the “Supplemental Indenture”, and together with the Indenture, the “Debenture Indenture”) between the Company and the Trustee.
     The Debentures constitute general unsecured senior obligations of the Company and will rank equally in right of payment with any future senior unsecured indebtedness of the Company. The Debentures are effectively junior to the Company’s existing and future secured indebtedness, including the Company’s guarantee of indebtedness under the existing credit facilities of its subsidiary, Covanta Energy Corporation (“Covanta Energy”) or, if closed, Covanta Energy’s anticipated new credit facilities, to the extent of the value of the assets securing such indebtedness. The Debentures are not guaranteed by any of the Company’s subsidiaries and are effectively subordinated to all existing and future indebtedness and liabilities (including trade payables) of the Company’s subsidiaries.
     The Debentures bear interest at a rate of 1.00% per year, payable in cash semi-annually in arrears, on February 1 and August 1 of each year, commencing on August 1, 2007 and will mature on February 1, 2027 unless earlier converted, redeemed or repurchased. Beginning with the six-month interest period commencing February 1, 2012, the Company will pay contingent interest in cash on the Debentures during any six-month interest period in which the trading price of the Debentures measured over a specified number of trading days is 120% or more of the principal amount of the Debentures. When applicable, the contingent interest payable per $1,000 principal amount of Debentures will equal 0.25% of the average trading price of $1,000 principal amount of Debentures during the five trading days ending on the second trading day immediately preceding the first day of the applicable six-month interest period.
     Under limited circumstances, the Debentures are convertible by the holders thereof, into cash and shares of the Company’s common stock, $0.10 par value (the “Common Stock”), if any, initially based on a conversion rate of 35.4610 shares of the Common Stock per $1,000 principal amount of Debentures, (which represents an initial conversion price of approximately $28.20 per share), subject to adjustment under certain circumstances. In the event of certain types of fundamental changes, the Company will increase the conversion rate by a number of additional shares or, in lieu thereof and if applicable, a public acquirer may elect to adjust the conversion obligation and conversion rate so that the Debentures are convertible based on the shares of the acquired or surviving company.
     The Debentures are subject to redemption by the Company, at its option, at any time on or after February 1, 2012, in whole or in part, for cash at a redemption price equal to 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid interest (including contingent interest, if any). In addition, holders may require the Company to repurchase their Debentures on February 1, 2012, February 1, 2017 and February 1, 2022, in whole or in part, for cash at a repurchase price equal to 100% of the principal amount of the Debentures being repurchased, plus accrued and unpaid interest (including contingent interest, if any). The Debentures are also subject to repurchase by the Company, at the holder’s option, if a fundamental change occurs prior to maturity, for cash at a repurchase price equal to 100% of the principal amount of the Debentures being repurchased, plus accrued and unpaid interest (including contingent interest, if any).
     This summary of the Indenture and the Debentures is qualified in its entirety by reference to the Indenture and the Supplemental Indenture, which are included as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and which are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Shell Company Transactions – Not Applicable

(d)	Exhibits

Exhibit No. Exhibit
     4.1 Indenture dated as of January 18, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee. (incorporated herein by reference to Exhibit 4.1 of Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-140082) filed with the Securities and Exchange Commission on January 19, 2007).
     *4.2. First Supplemental Indenture dated as of January 31, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee (including the Form of Global Debenture).
     *Incorporated by reference into Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-140082) filed with the Securities and Exchange Commission on January 19, 2007 as an exhibit thereto and filed as part of this Current Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2007

COVANTA HOLDING CORPORATION (Registrant)

By:	/s/ Timothy J. Simpson

Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX
     Exhibit No.     Exhibit
     4.1 Indenture dated as of January 18, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee. (incorporated herein by reference to Exhibit 4.1 of Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-140082) filed with the Securities and Exchange Commission on January 19, 2007).
     *4.2. First Supplemental Indenture dated as of January 31, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee (including the Form of Global Debenture).
     *Incorporated by reference into Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-140082) filed with the Securities and Exchange Commission on January 19, 2007 as an exhibit thereto and filed as part of this Current Report.